Net loss per share (Tables)	12 Months Ended
Dec. 31, 2017
Net loss per share
Schedule of potentially dilutive securities excluded in the computation of diluted net loss per share

	December 31,
	2017	2016	2015
Series C Redeemable Convertible Preferred Stock Warrants (as converted)	70,833	70,833	70,833
Common Stock Warrants	—	—	50,158
Stock options outstanding	2,454,973	2,107,344	1,352,283
RSU’s granted, not issued or outstanding	85,000	—	—